EXHIBIT 24.1

                       POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that I, HOWARD G. BUFFETT, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the Reglement Du Plan D'Epargne De La Societe Enterprise S.A., and causing such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of April, 1999.


                              S/ HOWARD G. BUFFETT
                              ____________________________________
                              Howard G. Buffett, Director
                              Coca-Cola Enterprises Inc.



                      POWER OF ATTORNEY


          KNOW ALL BY THESE PRESENTS, that I, JOHN L. CLENDENIN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf an amendment to the registration statement on Form S-8 filed in connection with the Reglement Du Plan D'Epargne De La Societe Enterprise S.A., and causing such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of April, 1999.


                              S/ JOHN L. CLENDENIN
                              ____________________________________
                              John L. Clendenin, Director
                              Coca-Cola Enterprises Inc.

                       POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that I, JOHNNETTA B. COLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf an amendment to the registration statement on Form S-8 filed in connection with the Reglement Du Plan D'Epargne De La Societe Enterprise S.A., and causing such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of April, 1999.

                              S/JOHNNETTA B. COLE
                              ____________________________________
                              Johnnetta B. Cole, Director
                              Coca-Cola Enterprises Inc.



                       POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that I, J. TREVOR EYTON, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf an amendment to the registration statement on Form S-8 filed in connection with the Reglement Du Plan D'Epargne De La Societe Enterprise S.A., and causing such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of April, 1999.


                              S/ J. TREVOR EYTON
                              ____________________________________
                              J. Trevor Eyton, Director
                              Coca-Cola Enterprises Inc.

                       POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that I, JOSEPH R. GLADDEN, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the
purpose   of  executing  on  my  behalf  an  amendment to the
registration statement on Form S-8 filed in connection with the Reglement Du Plan D'Epargne De La Societe Enterprise S.A., and causing such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of April, 1999.

                              S/ JOSEPH R. GLADDEN
                              ____________________________________
                              Joseph R. Gladden, Jr., Director
                              Coca-Cola Enterprises Inc.



                       POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that I, CLAUS M. HALLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf an amendment to the registration statement on Form S-8 filed in connection with the Reglement Du Plan D'Epargne De La Societe Enterprise S.A., and causing such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of April, 1999.

                              S/ CLAUS M. HALLE
                              ____________________________________
                              Claus M. Halle, Director
                              Coca-Cola Enterprises Inc.

                       POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that I, L. PHILLIP HUMANN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf an amendment to the registration statement on Form S-8 filed in connection with the Reglement Du Plan D'Epargne De La Societe Enterprise S.A., and causing such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of April, 1999.

                              S/ L. PHILLIP HUMANN
                              ____________________________________
                              L. Phillip Humann, Director
                              Coca-Cola Enterprises Inc.



                       POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that I, JOHN E. JACOB, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf an amendment to the registration statement on Form S-8 filed in connection with the Reglement Du Plan
D'Epargne De La Societe Enterprise S.A., and causing such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of April, 1999.

                              S/ JOHN E. JACOB
                              ____________________________________
                              John E. Jacob, Director
                              Coca-Cola Enterprises Inc.

                       POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that I, ROBERT A. KELLER, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf an amendment to the registration statement on Form S-8 filed in connection with the Reglement Du Plan
D'Epargne De La Societe Enterprise S.A., and causing such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of April, 1999.

                              S/ ROBERT A. KELLER
                              ____________________________________
                              Robert A. Keller, Director
                              Coca-Cola Enterprises Inc.



                       POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that I, JEAN-CLAUDE KILLY, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf an amendment to the registration statement on Form S-8 filed in connection with the Reglement Du Plan D'Epargne De La Societe Enterprise S.A., and causing such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of April, 1999.


                              S/ JEAN-CLAUDE KILLY
                              ____________________________________
                              Jean-Claude Killy, Director
                              Coca-Cola Enterprises Inc.

                       POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that I, S. L. PROBASCO, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf an amendment to the registration statement on Form S-8 filed in connection with the Reglement Du Plan D'Epargne De La Societe Enterprise S.A., and causing such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of April, 1999.

                              S/ S. L. PROBASCO, JR.
                              ____________________________________
                              S.L. Probasco, Jr., Director
                              Coca-Cola Enterprises Inc.




                       POWER OF ATTORNEY


          KNOW ALL BY THESE PRESENTS, that I, JAMES E. CHESTNUT, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf an amendment to the registration statement on Form S-8 filed in connection with the Reglement Du Plan D'Epargne De La Societe Enterprise S.A., and causing such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of April, 1999.

                              S/ JAMES E. CHESTNUT
                              ____________________________________
                              James E. Chestnut, Director
                              Coca-Cola Enterprises Inc.

                       POWER OF ATTORNEY


          KNOW ALL BY THESE PRESENTS, that I, MICHAEL P. COGHLAN, Vice President and Controller of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf an amendment to the registration statement on Form S-8 filed in connection with the Reglement Du Plan D'Epargne De La Societe Enterprise S.A., and causing such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of April, 1999.

                              S/ MICHAEL P. COGHLAN
                              ____________________________________
                              Michael P. Coghlan
                              Vice President and Controller
                              Coca-Cola Enterprises Inc.



                       POWER OF ATTORNEY


          KNOW ALL BY THESE PRESENTS, that I, HENRY A. SCHIMBERG, President and Chief Executive Officer and a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield
K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf an amendment to the registration statement on Form S-8 filed in connection with the Reglement Du Plan D'Epargne De La Societe Enterprise S.A., and causing such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of April, 1999.


                              S/ HENRY A. SCHIMBERG
                              ____________________________________
                              Henry A. Schimberg,
                              President and Chief Executive
                              Officer and a Director
                              Coca-Cola Enterprises Inc.

                       POWER OF ATTORNEY


          KNOW ALL BY THESE PRESENTS, that I, PATRICK J. MANNELLY, Vice President and Chief Financial Officer of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield
K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Principal Operating Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf an amendment to the registration statement on Form S-8 filed in connection with the Reglement Du Plan D'Epargne De La Societe Enterprise S.A., and causing such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of April, 1999.

                              S/ PATRICK J. MANNELLY
                              ____________________________________
                              Patrick J. Mannelly
                              Vice President and
                              Chief Financial Officer
                              Coca-Cola Enterprises Inc.